EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2022
Earnings per share [abstract]
Earnings Per Share	Earnings (Loss) Per Share
Basic earnings per share ("EPS") are based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share are based upon the weighted average number of common shares outstanding during the period assuming the issuance of common shares for all potentially dilutive common shares outstanding.

The following table sets forth the computation of basic and diluted earnings (loss) per share:

(in millions except per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income (loss) attributable to equity shareholders of the Company	$264	$(173)	$443	$(299)

Weighted average shares outstanding
Basic	535	500	534	500
Diluted	550	500	550	500

Total basic and diluted EPS attributable to equity shareholders
Basic	$0.49	$(0.35)	$0.83	$(0.60)
Diluted	$0.48	$(0.35)	$0.81	$(0.60)